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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 17, 1995
                                                          ------------

- --------------------------------------------------------------------------------


                             VISTA RESOURCES, INC.
                             ---------------------
            (Exact name of registrant, as specified in its charter)


              Delaware                                  13-1988043
  --------------------------------          ------------------------------------
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
            incorporation)


                                    1-5091
                           -----------------------
                           (Commission File Number)


                       One Atlantic Center, Suite 5000
            1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309
            ------------------------------------------------------
                   (Address of principal executive offices)

       Registrant's telephone number, including area code:  404-815-2000
                                                           -------------

                                Not Applicable
  --------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.  OTHER EVENTS

        On June 1, 1995, Vista Resources, Inc. issued a press release announcing the execution of a consulting agreement between its subsidiary, American Southern Insurance Company, and The Seibels Bruce Group, Inc., an insurance holding company headquartered in Columbia, South Carolina. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        C.  Exhibits

            99.1 Press Release dated June 1, 1995.

            99.2 Consulting Agreement dated May 17, 1995 by and between The
                 Seibels Bruce Group, Inc. and American Southern Insurance Company.





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                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                   VISTA RESOURCES, INC.
                   (Registrant)


                   /s/ Brady W. Mullinax, Jr.
                   -------------------------------------------------------------
                   Brady W. Mullinax, Jr., Vice President Finance, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer and Executive Officer duly authorized to sign on behalf of the registrant)





Date:  June 2, 1995





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                               INDEX TO EXHIBITS




                                                                                              SEQUENTIAL
EXHIBIT                          DESCRIPTION                                                   PAGE NO.
99.1                    Press Release dated June 1, 1995

99.2                    Consulting Agreement dated May 17, 1995 by and between
                        The Seibels Bruce Group, Inc. and American Southern Insurance
                        Company





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